UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2005 (November 12, 2004)

TRICO MARINE SERVICES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-28316	72-1252405
(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Fountainview, Suite 920 Houston, Texas	77057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9926

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Trico Marine Services, Inc. 2004 Stock Incentive Plan

The Trico Marine Services, Inc. 2004 Stock Incentive Plan (the “2004 Stock Incentive Plan”) has been adopted to attract able persons to serve as directors or consultants or to become employees of Trico Marine Services, Inc. (the “Company”) and its affiliates and to provide a means whereby such individuals can acquire and maintain stock ownership in the Company. A further purpose of the 2004 Stock Incentive Plan is to provide such individuals with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its affiliates. The 2004 Stock Incentive Plan consists of five components: qualified stock options, nonqualified stock options, restricted stock awards, performance awards, and phantom stock awards. Awards under the 2004 Stock Incentive Plan may be granted only to individuals who, at the time of grant, are employees of the Company or any of its affiliates, or consultants or directors of the Company or any of its affiliates.

The 2004 Stock Incentive Plan limits the number of shares of the common stock of the reorganized Company (“New Common Stock”) that may be delivered pursuant to awards to 750,000 shares. The 2004 Stock Incentive Plan is administered by a committee of, and appointed by, the Company’s Board of Directors (the “Board”).

The Board in its discretion may terminate the 2004 Stock Incentive Plan at any time with respect to any shares that are not subject to awards previously granted under the 2004 Stock Incentive Plan. In addition, the Board may alter or amend the 2004 Stock Incentive Plan at any time, except it may not change any outstanding award in a manner that would impair the rights of a participant in the 2004 Stock Incentive Plan without the participant’s consent. In addition, the Board may not, without approval of the Company’s stockholders: (i) amend the 2004 Stock Incentive Plan to increase the maximum number of shares of New Common Stock that may be issued under the 2004 Stock Incentive Plan though qualified stock options; (ii) amend the 2004 Stock Incentive Plan to increase the maximum aggregate number of shares of New Common Stock that may be issued under the 2004 Stock Incentive Plan or change the class of individuals eligible to receive awards under the 2004 Stock Incentive Plan; or (iii) amend any outstanding option agreement to lower the option price or cancel and replace any outstanding option agreement with option agreements having a lower option price, except with respect to certain recapitalizations or reorganizations of the Company.

No further awards may be granted under the 2004 Stock Incentive Plan on the earlier of the tenth anniversary of its effective date or its termination by the Board. The 2004 Stock Incentive Plan will remain in effect until all options granted have been exercised or expired, all restricted stock awards granted have vested or been forfeited, and all performance awards and phantom stock awards have been satisfied or expired.

The foregoing summary of certain terms of the 2004 Stock Incentive Plan is qualified in its entirety by reference to the 2004 Stock Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

The information included in Item 1.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the Plan (as defined below), the following agreements are no longer in effect as of the Exit Date (as defined below):

•	Rights Agreement dated as of February 19, 1998 between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent. This Rights Agreement relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

•	Certificate of Designations for the Company’s Series AA Participating Cumulative Preference Stock. This Certificate of Designation relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

•	Indenture dated as of May 31, 2002, among the Company, Trico Marine Operators, Inc., Trico Marine Assets, Inc. and JPMorgan Chase Bank, as trustee. This Indenture relates to the Company’s Senior Notes (as defined below), which were cancelled in connection with the Plan (as defined below).

•	Purchase Agreement dated as of April 16, 1999 by and among the Company, Inverness/Phoenix Partners LP and Executive Capital Partners I LP. This Purchase Agreement relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

•	Stockholders’ Agreement dated as of May 6, 1999 among the Company, Inverness/Phoenix Partners LP and Executive Capital Partners I LP. This Stockholders’ Agreement relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

•	The Company’s 1996 Incentive Compensation Plan. This Incentive Compensation Plan relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

•	The Company’s 1993 Stock Option Plan. This Stock Option Plan relates to shares of the Company’s old common stock, which were cancelled in connection with the Plan (as defined below).

Item 1.03 Bankruptcy or Receivership.

The following description of certain terms of the Plan (as defined below) is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.03.

Prepackaged Plan of Reorganization Under Chapter 11 of the Code

On November 12, 2004, the Company and its two primary U.S. subsidiaries, Trico Marine Assets, Inc. and Trico Marine Operators, Inc., announced that they had commenced soliciting consents from the holders of the Company’s outstanding $250 million 8 7/8% senior notes due 2012 (the “Senior Notes”) to approve a “pre-packaged” plan of reorganization (the “Plan”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).

On January 19, 2005, the Company announced that the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered an order confirming the Plan. The Plan confirmation affirmed that all reorganization requirements had been met under the Bankruptcy Code and cleared the way for the Company to emerge from chapter 11 protection.

On March 15, 2005 (the “Effective Date”), the Company satisfied all conditions to effectiveness of the Plan and emerged from chapter 11. As part of the financial restructuring of the Company:

Issuance of New Common Stock

Holders of the Company’s Senior Notes received, in exchange for their total claims (including principal and accrued and unpaid interest), 10,000,000 shares of New Common Stock, representing 100% of the fully-diluted common stock of the reorganized Company before giving effect to (i) the exercise of the Warrants (as defined below) to be distributed to holders of Old Common Stock (as defined below) pursuant to the Plan and (ii) a long-term incentive plan. New Common Stock was issued pursuant to the Company’s newly-adopted Second Amended and Restated Certificate of Incorporation, under which the Company is authorized to issue an aggregate 30,000,000 shares of capital stock, par value $0.01 per share, which consists of 25,000,000 shares of New Common Stock and 5,000,000 shares of preferred stock.

Right to Receive Warrants to Purchase New Common Stock

Holders of old common stock (the “Old Common Stock”) will receive, on a pro rata basis, warrants (the “Warrants”) that are exercisable for, in the aggregate, 10% of the issued and outstanding shares of New Common Stock of the reorganized Company (before giving effect to the long-term incentive plan). The Warrants will be issued in two series, the “Series A Warrants” and the “Series B Warrants.” The Warrants will have the following terms:

Series A Warrants. The Series A Warrants are exercisable for a period of five years after the Effective Date for 5% of the pro forma common equity of the reorganized Company, with a per share exercise price of $18.75. The pro forma equity consists of 10,000,000 shares of New Common Stock issued to the holders of the Senior Notes; therefore, up to 500,000 shares of New Common Stock are issuable upon exercise of all of the Series A Warrants.

The foregoing description of the Series A Warrant is qualified in its entirety by reference to the Form of Series A Warrant, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.03.

Series B Warrants. The Series B Warrants are exercisable for a period of three years after the Effective Date for 5% of the pro forma common equity of reorganized Company, with an exercise price of $25.00. The pro forma equity consists of 10,000,000 shares of New Common Stock issued to the holders of the Senior Notes; therefore, up to 500,000 shares of New Common Stock are issuable upon exercise of all of the Series B Warrants.

The foregoing description of the Series B Warrant is qualified in its entirety by reference to the Form of Series B Warrant, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.03.

Based upon the 36,965,537 shares of Old Common Stock outstanding as of March 15, 2005, the holders of Old Common Stock are entitled to receive 1 Series A Warrant and 1 Series B Warrant in exchange for every 74 shares they hold. The exchange ratio is derived from the product of 36,965,537 (the number of shares of Old Common Stock outstanding as of March 15, 2005) divided by 500,000 (the total number of warrants in each series available for issuance). Holders of Old Common Stock will not be issued fractional Warrants and any fraction will be rounded down to the preceding whole number of a Warrant or Warrants. In other words, if an existing holder of Old Common Stock owned less than 74 shares of Old Common Stock on the Record Date, then such holder would not be entitled to receive any Warrants.

Current Equity Capitalization

The sole equity interest of the Company now consists of 10,000,000 shares of New Common Stock issued to the holders of the Senior Notes, the Series A Warrants and Series B Warrants described above, and options to purchase common stock and restricted stock issued to employees and directors of the Company.

Registration Rights Agreement

Pursuant to the terms of a registration rights agreement (the “Registration Rights Agreement”) entered into in connection with the Plan, the Company agreed, subject to certain specified limitations and conditions, to register up to 10,000,000 shares of New Common Stock held by the former holders of its Senior Notes (the “Selling Stockholders”).

Pursuant to the terms of the Registration Rights Agreement, the Company is obligated to file a shelf registration statement covering the New Common Stock on or before April 30, 2005 (the “Initial Shelf Registration Statement”). Once the Initial Shelf Registration Statement expires or ceases to be effective for a period of ninety (90) days, the Selling Stockholders may request that the Company file a shelf registration statement covering the Selling Stockholders’ unsold New Common Stock (the “Demand Rights”). Additionally, if the Company proposes to register any of its securities for sale at a time when a registration statement covering the New Common Stock held by the Selling Stockholders is not effective, then the Company has agreed to provide the Selling Stockholders with an opportunity to have their New Common Stock included in such registration statement (the “Piggy Back Rights”). Pursuant to the terms of the Registration Rights Agreement, the Selling Stockholders are allowed up to three Demand Rights and unlimited Piggy Back Rights. The Company has agreed to pay all of the expenses associates with the filing of the foregoing registration statements, subject to certain specified limitations and conditions contained in the Registration Rights Agreement.

Under the terms of the Registration Rights Agreement, the Company may be prohibited from effecting certain transactions in the New Common Stock, including any public offering of New Common Stock, while the Selling Stockholders are effecting an underwritten offering of their New Common Stock.

The foregoing description of certain terms of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information included in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information included in Item 1.03 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Change in Control of Registrant.

The information included in Item 1.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the Plan, Thomas E. Fairley will continue as the Company’s Chief Executive Officer and Trevor Turbidy will continue as the Company’s Chief Financial Officer. Joseph Compofelice will remain as the Company’s non-executive Chairman of the Board.

Employment Agreement With Thomas E. Fairley

Pursuant to the Plan, the Company entered into an employment agreement with Mr. Fairley (the “Fairley Agreement”). Pursuant to the terms of the Fairley Agreement, Mr. Fairley will receive an annual base salary of $425,000. Mr. Fairley will also be eligible to participate in the Company’s annual cash incentive plan as approved from time to time by the Board in amounts to be determined by the Board (or a duly authorized committee thereof) based upon criteria established by the Board. Mr. Fairley will be entitled to participate in all benefits, plans and programs and other employee benefits of the sort provided to other similarly-situated executive employees of the Company. The Fairley Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Fairley’s employment and for a period of one year thereafter.

The Fairley Agreement is effective for a term of one year beginning on March 15, 2005, and will be extended for successive one year terms unless either party gives written notice to the other that no such extension shall occur. If the Mr. Fairley’s employment is terminated by the Company prior to expiration of the term, then, upon his termination, regardless of the reason therefor, all compensation and benefits to Mr. Fairley shall terminate with the termination of his employment. However, if Mr. Fairley is terminated by the Company for any reason other than his death, disability, or cause, or if Mr. Fairley terminates his employment with the Company for good reason, then Mr. Fairley will be entitled to the following termination benefits: (i) a lump sum cash payment equal to the sum of (A) one year of his annual base salary at the rate in effect on the date of termination of his employment and (B) any bonus that Mr. Fairley has earned and accrued as of the date his employment with the Company is terminated, (ii) all of the outstanding stock options, restricted stock awards and other equity based awards granted by Company to Mr. Fairley shall become fully vested and immediately exercisable on the date his employment with the Company is terminated, and (iii) health coverage (collectively, the “Fairley Termination Benefits”), except that if Mr. Fairley is terminated within twelve months after a change in control occurs, then the Fairley Termination Benefits will be reduced by an amount equal to one year of his annual base salary at the rate in effect on the date of such change in control.

The foregoing description of the Fairley Agreement is qualified in its entirety by reference to the Fairley Agreement, a copy of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Stock Option Award to Thomas E. Fairley

Pursuant to the 2004 Stock Incentive Plan, Mr. Fairley has been granted a stock option to purchase an aggregate of 250,000 shares of New Common Stock at an exercise price of $11.00 per share. 187,500 shares of New Common Stock subject to his stock option will vest based on a time schedule (“Time Shares”). Specifically, Mr. Fairley will be able to purchase 33 1/3% of the Time Shares immediately upon the grant of his stock option. On the first anniversary of the date that the stock option was first granted, 50% of the Time Shares will vest, on the second anniversary, 66 2/3% of the Time Shares will vest, on the third anniversary, 83 1/3% of the Time Shares will vest, and on the fourth anniversary, 100% of the Time Shares will vest. However, the unvested Time Shares, if any, will vest 100% upon the occurrence of any of the following events: (i) disability, (ii) death, (iii) termination of employment without cause, (iv) resignation for good reason, or (v) a change of control of the Company. In addition to the Time Shares, 62,500 shares of New Common Stock subject to his stock option will vest based upon the Company achieving a certain cumulative EBITDA over a period of 36 months from the date of grant (“Performance Shares”). However, the Performance Shares will vest 100% upon the occurrence of a change of control of the Company that occurs within 36 months after the date of grant of his stock option. Mr. Fairley’s stock option will not be exercisable in any event after seven years from the date of grant.

The foregoing descriptions of Mr. Fairley’s stock option award is qualified in its entirety by reference to the such stock option award, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Employment Agreement With Trevor Turbidy

Pursuant to the Plan, the Company entered into an employment agreement with Mr. Turbidy (the “Turbidy Agreement”). Pursuant to the terms of the Turbidy Agreement, Mr. Turbidy will receive an annual base salary of $275,000. Mr. Turbidy will also be eligible to participate in the Company’s annual cash incentive plan as approved from time to time by the Board in amounts to be determined by the Board (or a duly authorized committee thereof) based upon criteria established by the Board. Mr. Fairley will be entitled to participate in all benefits, plans and programs and other employee benefits of the sort provided to other similarly-situated executive employees of the Company. The Turbidy Agreement also contains certain non-competition and non-disclosure provisions that are effective throughout the term of Mr. Turbidy’s employment and for a period of one year thereafter.

The Turbidy Agreement is effective for a term of one year beginning on March 15, 2005, and will be extended for successive one year terms unless either party gives written notice to the other that no such extension shall occur. If the Mr. Turbidy’s employment is terminated by the Company prior to expiration of the term, then, upon his termination, regardless of the reason therefor, all compensation and benefits to Mr. Fairley shall terminate with the termination of his employment. However, if Mr. Turbidy is terminated by the Company for any reason other than his death, disability, or cause, or if Mr. Turbidy terminates his employment with the Company for good reason, then Mr. Turbidy will be entitled to the following termination benefits: (i) a lump sum cash payment equal to the sum of (A) one year of his annual base salary at the rate in effect on the date of termination of his employment and (B) any bonus that Mr. Turbidy has earned and accrued as of the date his employment with the Company is terminated, (ii) all of the outstanding stock options, restricted stock awards and other equity based awards granted by Company to Mr. Turbidy shall become fully vested and immediately exercisable on the date his employment with the Company is terminated, and (iii) health coverage (collectively, the “Turbidy Termination Benefits”), except that if Mr. Turbidy is terminated within twelve months after a change in control occurs, then the Turbidy Termination Benefits will be reduced by an amount equal to one year of his annual base salary at the rate in effect on the date of such change in control.

The foregoing description of the Turbidy Agreement is qualified in its entirety by reference to the Turbidy Agreement, a copy of which is filed as Exhibit 10.7 to this Current Report and is incorporated by reference into this Item 5.02.

Stock Option Award to Trevor Turbidy

Pursuant to the 2004 Stock Incentive Plan, Mr. Turbidy has been granted a stock option to purchase an aggregate of 150,000 shares of New Common Stock at an exercise price of $11.00 per share. 112,500 shares of New Common Stock subject to his stock option will be Time Shares and will vest based on a time schedule. Specifically, Mr. Turbidy will be able to purchase 33 1/3% of the Time Shares immediately upon the grant of his stock option. On the first anniversary of the date that the stock option was first granted, 50% of the Time Shares will vest, on the second anniversary, 66 2/3% of the Time Shares will vest, on the third anniversary, 83 1/3% of the Time Shares will vest, and on the fourth anniversary, 100% of the Time Shares will vest. However, the unvested Time Shares, if any, will vest 100% upon the occurrence of any of the following events: (i) disability, (ii) death, (iii) termination of employment without cause, (iv) resignation for good reason, or (v) a change of control of the Company. In addition to the Time Shares, 37,500 shares of New Common Stock subject to his stock option will be Performance Shares and will vest based upon the Company achieving a certain cumulative EBITDA over a period of 36 months from the date of grant. However, the Performance Shares will vest 100% upon the occurrence of a change of control of the Company that occurs within 36 months after the date of grant of his stock option. Mr. Turbidy’s stock option will not be exercisable in any event after seven years from the date of grant.

The foregoing descriptions of Mr. Turbidy’s stock option award is qualified in its entirety by reference to the such stock option award, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Retirement Agreement With Joseph S. Compofelice

Pursuant to the Plan, the Company entered into a retirement agreement, together with an amendment thereto, with Mr. Compofelice (as amended, the “Compofelice Agreement”). Pursuant to the terms of the Compofelice Agreement, if Mr. Compofelice ceases to serve as Chairman of the Board other than by reason of (i) his removal for cause by the Board or the shareholders of the Company or (ii) his voluntary resignation from such position, then Mr. Compofelice is entitled to receive retirement benefit under the terms of the Compofelice Agreement equal to $20,000 per month, payable on or before the first business day of each month, for a period of twelve months commencing with the first full month that begins on or after the date Mr. Compofelice ceases to serve as Chairman of the Board (the “Retirement Benefits”). Additionally, the Compofelice Agreement provides that Mr. Compofelice is entitled to the Retirement Benefits upon a change in control of the Company provided that he has continuously served as Chairman of the Board from the date of execution of the Compofelice Agreement until the date immediately prior to the date upon which the change in control occurs. Pursuant to an amendment to the Compofelice Agreement, Mr. Compofelice shall be entitled to the Retirement Benefits if he has continuously served as Chairman of the Board for two years following the date of execution of the amendment, and subsequently voluntarily resigns from service as Chairman of the Board for any reason.

The foregoing descriptions of Mr. Compofelice’s retirement agreement and the amendment thereto are qualified in their entirety by reference to the such agreements, copies of which are filed as Exhibit 10.8 and Exhibit 10.9, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.02.

Stock Option Award to Joseph S. Compofelice

Pursuant to the 2004 Stock Incentive Plan, Mr. Compofelice has been granted a stock option to purchase an aggregate of 200,000 shares of New Common Stock at an exercise price of $11.00 per share. 200,000 shares of New Common Stock subject to his stock option will be Time Shares and will vest based on a time schedule. Specifically, Mr. Compofelice will be able to purchase 33 1/3% of the Time Shares immediately upon the grant of his stock option. On the first anniversary of the date that the stock option was first granted, 50% of the Time Shares will vest, on the second anniversary, 66 2/3% of the Time Shares will vest, on the third anniversary, 83 1/3% of the Time Shares will vest, and on the fourth anniversary, 100% of the Time Shares will vest. However, the unvested Time Shares, if any, will vest 100% upon the occurrence of any of the following events: (i) disability, (ii) death, (iii) ceasing to be a member of the Board other than by reason of removal for cause or voluntary resignation (excluding certain voluntary resignations), or (iv) a change of control of the Company. No shares of New Common Stock subject to his stock option will vest based upon the Company achieving certain performance goals. Mr. Compofelice’s stock option will not be exercisable in any event after seven years from the date of grant.

The foregoing descriptions of Mr. Compofelice’s stock option award is qualified in its entirety by reference to the such stock option award, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

The Company’s Board of Directors

Pursuant to the Plan and on the Effective Date: (i) H. K. Acord, James C. Comis III, Robert N. Sheehy, Jr. and J. Landis Martin resigned from the Board, and (ii) Richard A. Bachmann, Kenneth M. Burke, Joseph S. Compofelice, Thomas E. Fairley, Edward “Chap” Hutcheson, Jr., M.W. “Bill” Scoggins and Per Staehr were appointed to the Board. The Board has determined that Messrs. Bachmann, Burke, Compofelice, Hutcheson, Scoggins and Staehr satisfy the independence standards of The Nasdaq National Market and the Securities and Exchange Commission (the “SEC”). In addition, new members were appointed to the committees of the Board as follows:

Audit Committee:

Kenneth M. Burke (Chairman), Richard A. Bachmann and Edward “Chap” Hutcheson, Jr.

Compensation Committee:

Edward “Chap” Hutcheson, Jr. (Chairman), Joseph S. Compofelice and M.W. “Bill” Scoggins

Nominating and Governance Committee:

M.W. “Bill” Scoggins (Chairman), Per Staehr and Richard A. Bachmann

On the Effective Date, the Company entered into compensation arrangements with its directors with respect to compensation for service on the Board and committees thereof. Each non-employee director (except the Company’s Chairman) shall receive an annual fee of $25,000 payable quarterly in advance. The Company’s Chairman shall receive an annual fee of $25,000 payable monthly in advance. The Chairman of the Audit Committee will receive an additional annual fee of $20,000 payable quarterly in advance, and the Chairman of each of the Nominating and Governance Committee and the Compensation Committee shall each receive an additional annual fee of $5,000 payable quarterly in advance. All of the Company’s non-employee directors shall receive $1,500 for each Board or committee meeting, including attendance by telephone. Additionally, the Company agreed to issue 5,000 shares of restricted stock to each of its non-employee directors. Annual grants of stock options, restricted stock or other awards shall be determined concurrent with the Company’s annual meeting of stockholders.

In addition to the Company’s general compensation arrangement with members of its Board and in recognition of the significant work performed by board members in connection with the Company’s exit from bankruptcy and the prompt issuance of its earning release and the imminent filing of the Company’s Annual Report on Form 10-K, together with the prompt revision to the Company’s corporate governance documents matters, all immediately after the Board’s appointment became effective, the Company’s Compensation Committee approved a special payment to each non-employee director as additional compensation for services as a member of the Board as follows:

Richard A. Bachmann:	$11,208
Kenneth M. Burke:	$13,875
Joseph S. Compofelice:	$4,500
Edward C. Hutcheson, Jr.:	$7,042
William (Bill) Scoggins:	$12,250
Per Staehr:	$11,208

The foregoing descriptions of the compensation arrangements is qualified in its entirety by reference to such compensation arrangements, a schedule of which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Restricted Stock Awards to Non-Employee Directors

Pursuant to the 2004 Stock Incentive Plan, 5,000 shares of restricted stock have been granted to each of the following members of the Board: Richard A. Bachmann, Kenneth M. Burke, Edward “Chap” Hutcheson, Jr., M. W. “Bill” Scoggins and Per Staehr. The restricted stock vests over a period of time and during such time is subject to forfeiture. Specifically, the forfeiture restrictions will lapse 100% on the date that is 30 days or more from the date of grant, provided that the director has been a member of the Board from the date of grant of the restricted stock through the date that is 30 days or more from the date of grant. However, if the director’s membership on the Board is terminated by reason of his death or disability, the forfeiture restrictions will lapse as to all the restricted stock then subject to forfeiture restrictions.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, the Company amended and restated its certificate of incorporation and bylaws, effective upon the Effective Date. The Second Amended and Restated Certificate of Incorporation and Second Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On April 23, 1996, the Company filed a registration statement of Form 8-A with the SEC to register the Old Common Stock under Section 12(g) of the Securities Act. Pursuant to Rule 12g-3 of the Exchange Act, on the Exit Date the New Common Stock and the Warrants shall be deemed to be registered under Section 12(g) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
2.1	Joint Prepackaged Plan of Reorganization of Trico Marine Services, Inc., Trico Marine Assets, Inc. and Trico Marine Operators, Inc. under Chapter 11 of the United States Bankruptcy Code (Incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed November 12, 2004).

3.1	Second Amended and Restated Certificate of Incorporation of Trico Maine Services, Inc.

3.2	Second Amended and Restated Bylaws of Trico Marine Services, Inc.

4.1	Registration Rights Agreement dated as of March 15, 2005, by and among Trico Marine Services, Inc. and the Holders Named Therein.
4.2	Warrant Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Mellon Investor Services, L.L.C.

4.3	Form of Series A Warrant.

4.4	Form of Series B Warrant.

10.1	Credit Agreement dated as of February 21, 2005 – Exit Facility (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed February 22, 2005).

10.2	Trico Marine Services, Inc. 2004 Stock Incentive Plan.

10.3	Form of Key Employee Option Agreement.

10.4	Form of Executive Option Agreement.

10.5	Option Agreement of Joseph S. Compofelice.

10.6	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Thomas E. Fairley.

10.7	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Trevor Turbidy.

10.8	Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.

10.9	Amendment No. 1 to Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.

10.10	Schedule of Director Compensation Arrangements.

99.1	Press Release dated March 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICO MARINE SERVICES, INC.

Date: March 15, 2005	By:	/s/ Thomas E. Fairley
	Name:	Thomas E. Fairley
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Joint Prepackaged Plan of Reorganization of Trico Marine Services, Inc., Trico Marine Assets, Inc. and Trico Marine Operators, Inc. under Chapter 11 of the United States Bankruptcy Code (Incorporated by reference to Exhibit 99.2 to our Current Report on Form 8-K filed November 12, 2004).

3.1	Second Amended and Restated Certificate of Incorporation of Trico Maine Services, Inc.

3.2	Second Amended and Restated Bylaws of Trico Marine Services, Inc.

4.1	Registration Rights Agreement dated as of March 15, 2005, by and among Trico Marine Services, Inc. and the Holders Named Therein.

4.2	Warrant Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Mellon Investor Services, L.L.C.

4.3	Form of Series A Warrant.

4.4	Form of Series B Warrant.

10.1	Credit Agreement dated as of February 21, 2005 – Exit Facility (Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K filed February 22, 2005).

10.2	Trico Marine Services, Inc. 2004 Stock Incentive Plan.

10.3	Form of Key Employee Option Agreement.

10.4	Form of Executive Option Agreement.

10.5	Option Agreement for Joseph S. Compofelice.

10.6	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Thomas E. Fairley.

10.7	Employment Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Trevor Turbidy.

10.8	Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.

10.9	Amendment No. 1 to Retirement Agreement dated as of March 15, 2005, by and between Trico Marine Services, Inc. and Joseph S. Compofelice.

10.10	Schedule of Director Compensation Arrangements.

99.1	Press Release dated March 15, 2005.